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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               SEPTEMBER 30, 2002
                Date of Report (Date of earliest event reported)


                             NEW PALTZ CAPITAL CORP.
             (Exact name of registrant as specified in its charter)



           NEVADA                  000-49661               88-0490890
 (State or other jurisdiction   (Commission File   (IRS Employer Identification
      of incorporation)             Number)                    No.)




                    2360 Palmerston Avenue
              Vancouver, British Columbia, Canada          V7V 2W1
              -----------------------------------          -------
          (Address of principal executive offices)         (Zip Code)



                                  604-926-2859
                                  ------------
               Registrant's telephone number, including area code



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

None.


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

None.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Morgan & Company (the "Former Accountant") has resigned as principal independent accountant of New Paltz Capital Corp. (the "Company") effective September 30, 2002. The Company has engaged Dohan & Company, Certified Public Accountants, as its principal independent accountant effective September 30, 2002. The decision to change principal independent accountants has been approved by the Company's board of directors.

The Former Accountant's report dated August 24, 2001 on the Company's balance sheets as at June 30, 2001 and 2000, and statements of operations and deficit, cash flows and stockholders' equity for the periods ended June 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph extracted from the Former Auditor's report:

"Without qualifying our opinion, we draw attention to Note 1 to the financial statements. The Company has incurred a net loss of $7,727 since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fulfill its exploration activities. These factors raise substantial doubt that the Company will be able to continue as a going concern."

In connection with the audits of the two periods ended June 30, 2001 and 2000 and the subsequent interim period through to September 30, 2002, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such year.

In connection with the audits of the two periods ended June 30, 2001 and 2000 and the subsequent interim period through to September 30, 2002, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(B)(1) through (3) of Item 304 of Regulation S-B.

The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from the Former Accountant and a copy of the letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

                                        2

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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

None.

(b)     Pro  forma  Financial  Information.

None.

(c)     Exhibits.

  Exhibit                       Description
-----------     -----------------------------------------------

16.1            Letter of Former Auditor dated September 30, 2002


ITEM  8.  CHANGE  IN  FISCAL  YEAR

     None.


ITEM  9.  REGULATION  FD  DISCLOSURE

     None.

                                       3
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEW  PALTZ  CAPITAL  CORP.

Date:  September  30,  2002
                                  By: /s/ William  Asselstine
                                     ------------------------------
                                     William  Asselstine
                                     President and Chief Executive Officer